UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

Hexcel Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8472 (Commission File Number)	94-1109521 (I.R.S. Employer Identification No.)

Two Stamford Plaza

281 Tresser Boulevard

Stamford, Connecticut 06901-3238

(Address of principal executive offices) (Zip Code)

(203) 969-0666

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HXL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders of Hexcel Corporation (the “Company”) was held on May 4, 2023. The final voting results from the meeting are as follows:

(i)	The stockholders elected all of the Company’s nominees for director as follows:

Name of Director	Shares For	Shares Against	Abstain	Broker Non-Votes
Nick L. Stanage	70,306,549	5,471,517	44,737	4,226,546
Jeffrey C. Campbell	65,738,433	10,036,225	48,145	4,226,546
Cynthia M. Egnotovich	71,943,067	3,833,079	46,657	4,226,546
Thomas A. Gendron	71,018,063	4,758,439	46,301	4,226,546
Dr. Jeffrey A. Graves	69,699,823	6,078,596	44,384	4,226,546
Guy C. Hachey	73,486,017	2,291,143	45,643	4,226,546
Dr. Marilyn L. Minus	72,218,731	3,557,828	46,244	4,226,546
Catherine A. Suever	73,865,216	1,909,932	47,655	4,226,546

(ii)	The stockholders, on an advisory, non-binding basis, approved the 2022 compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
71,364,612	4,349,564	108,627	4,226,546

(iii)	The stockholders, on an advisory, non-binding basis, approved an annual frequency for the advisory vote on executive compensation as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
74,512,511	60,233	1,141,451	108,608	4,226,546

In light of the voting results with respect to the frequency of stockholder advisory votes on executive compensation, and consistent with the recommendation of the Board of Directors of the Company (the “Board”), the Board determined that the Company will hold an annual advisory vote on executive compensation until the next required stockholder vote on the frequency of the advisory vote on executive compensation. The Company is required to hold votes on frequency every six years.

(iv)	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 as follows:

For	Against	Abstain
79,746,268	86,088	216,993

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2023

Hexcel Corporation

By: /s/ Gail E. Lehman

Name: Gail E. Lehman

Title: Executive Vice President, General Counsel
and Secretary